Exhibit 99.1

1 “To Serve All People During the End of Life’s Journey”

2 FORWARD-LOOKING STATEMENTS Certain statements contained in this presentation are forward-looking statements within the meaning of the federal securities laws.  Such forward-looking statements are based on management’s current expectations and are subject to known and unknown risks, uncertainties and assumptions which may cause the forward-looking events and circumstances discussed in this presentation to differ materially from those anticipated or implied by the forward-looking statements. Such risks, uncertainties and assumptions include, but are not limited to, general market conditions; adverse changes in reimbursement levels under Medicare and Medicaid programs; adverse changes in the Medicare payment cap limits and increases in the Company’s estimated Medicare cap contractual adjustment; decline in patient census growth; increases in inflation including inflationary increases in patient care costs; challenges inherent in and potential changes in the Company’s growth and development strategy; our ability to effectively implement the Company’s 2007 operations and development initiatives; the Company’s dependence on patient referral sources and potential adverse changes in patient referral practices of those referral sources; our ability to implement a new integrated billing and clinical management and electronic medical records system; the ability to attract and retain healthcare professionals; increases in the Company’s bad debt expense due to various factors including an increase in the volume of  pre-payment reviews by the Company’s Medicare fiscal intermediaries; adverse changes in the state and federal licensure and certification laws and regulations; adverse results of regulatory surveys; delays in licensure and/or certification; government and private party, legal proceedings and investigations; cost of complying with the terms and conditions of our corporate integrity agreement; adverse changes in the competitive environment in which the Company operates;  changes in state or federal income, franchise or similar tax laws and regulations; adverse impact of natural disasters; changes in our estimate of additional compensation costs under FASB Statement No. 123(R); and the disclosures contained under the headings “Government Regulation and Payment Structure” in “Item 1. Business” and “Item 1A. Risk Factors” of Odyssey’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2007, and its most recent report on Form 10-Q and in its other filings with the Securities and Exchange Commission.  Many of these factors are beyond the ability of the Company to control or predict.  Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements, which reflect management’s views only as of the date hereof.  The Company undertakes no obligation to revise or update any of the forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements.

3 ODYSSEY… A LEADER IN HOSPICE CARE 76 Medicare Certified Programs in 30 states 33,226 admissions in 2006 CAGR revenue = 25.1%

4 WHY ODYSSEY? Growing recognition of end of life services Aging population assures increased demand Strong balance sheet/cash surplus Compelling operating/growth strategy

5 VALUE PROPOSITION Ideally positioned in growing industry Company is fulfilling documented social need Sufficient funding to support growth plan and operate in current reimbursement environment Experienced management team with strong operating background

6 ODYSSEY LOCATIONS (Gp:) Hospice Office Inpatient Facility Corporate Office - Dallas

7 WHAT IS HOSPICE? More cost effective Services provided primarily in homeProvides quality of life for terminal patients and familiesFocus on physical, emotional and spiritual

8 COVERED BY MEDICARE Benefit enacted in 1983 Aggregate per beneficiary cap of $21,410 Largest payer at> 90% is Medicare Six months life expectancy Service promoted by CMS

9 MARKET OPPORTUNITY Sudden Death/Other Hospice Patients Served 41% 2.5 million deaths annually in U.S. 42% Estimated Under-Served Market 17%

10 PATIENTS BY DIAGNOSIS IN THE INDUSTRY Heart Disease 12.2% 20% 8.9% 46% 8.2% Other Dementia Cancer Lung Disease Kidney Disease 3.1% Liver Disease 1.6%

11 RAPIDLY GROWING MARKET Hospice Medicare Expenditures ($ in billions) $2.9 $3.6 $4.5 $5.7 $8.2 FY 2000 FY 2001 FY 2002 FY 2003 FY 2005 $6.9 FY 2004

12 HOSPICE TYPES SNF-based 1% Home  Health-based 23% 19% 57% Hospital-based Free Standing

13 STRATEGIC FOCUS Service excellence Refine growth strategies Accelerate revenue growth, increase volume and manage costs

14 GROWTH STRATEGY Growth Same store growth De Novos Acquisitions

15 SAME STORE GROWTH Continue to refine marketing strategies Continue offering full spectrum of services to increase market share Leverage footprint by opening alternate delivery sites

16 Growing markets Broad base of referral sources Regulatory environment Competitive advantage CRITERIA FOR DE NOVOS

17 ACQUISITIONS Strategic acquisitions Cap management Market entry Market consolidation Disciplined pricing strategy Strong cash position and balance sheet

18 MEDICARE CAP MANAGEMENT Increase short-term admissions Balance mix of patients Open inpatient units

19 INPATIENT UNIT DEVELOPMENT Two strategies Medicare cap – acute, short stay patients Grow market share – create differentiation One to two new projects per year Opening losses approximating $700,000

20 FINANCIAL SUMMARY

21 2002 2003 2004 2006 2005 Q307 Q306 2001 NET REVENUE GROWTH FROM CONTINUING OPERATIONS CAGR = 25.1%  $130.2 $194.3 $267.9 $333.3 $399.0 $369.2 $104.3 $100.2 ($ in millions)

22 ADMISSIONS FROM CONTINUING OPERATIONS 15,969 21,764 26,330 30,084 33,226 32,347 8,014 7,960 2001 2002 2003 2004 2006 2005 Q307 Q306

23 AVERAGE LENGTH OF STAY FROM CONTINUING OPERATIONS 74 79 82 86 90 86 2003 2004 2006 2005 Q307 Q306 (Days)

24 AVERAGE DAILY CENSUS FROM CONTINUING OPERATIONS 3,044 4,404 5,878 7,206 8,085 7,664 8,074 8,149 2001 2002 2003 2004 2006 2005 Q307 Q306

25 INCOME FROM CONTINUING OPERATIONS (a) Excludes charge for settlement with Department of Justice of $9.6 million, net of tax.   A reconciliation of GAAP to non-GAAP financial measures are available on the Investor Relations page of Odyssey’s website at www.odsyhealth.com. $30.1(a) $12.9 $21.4 $30.5 $33.4 $22.0 $3.7 $6.0 2001 2002 2003 2004 2006 2005 Q307 Q306 ($ in millions)

26 NET CASH FROM CONTINUING OPERATIONS * Exclusive of $13 million for Department of Justice payment $27.6 $47.1 $45.6* $47.9* $8.3 $3.2 2003 2004 2006 2005 Q307 Q306 ($ in millions)

27 VALUE PROPOSITION Ideally positioned in growing industry Company is fulfilling documented social need Sufficient funding to support growth plan and operate in current reimbursement environment Experienced management team with strong operating background

28 “To Serve All People During the End of Life’s Journey”